Exhibit 99.1

Investor Presentation March 2024

2 Disclaimer Forward Looking Statements Certain statements in this Presentation may be considered "forward - looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally relate to future events or the Company’s future financial or operating performance . For example, projections of future revenue and other metrics are forward - looking statements . In some cases, you can identify forward - looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain . Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements, which speak only as of the date they are made . The Company does not undertake any duty to update these forward - looking statements . Financial Information The financial information and data contained in this Presentation may be unaudited and not conform to Regulation S - X promulgated under the Securities Act of 1933 , as amended (the "Securities Act") . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Company’s filings with the SEC . Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments . Certain other amounts that appear in this Presentation may not sum due to rounding . Trademarks The Company has proprietary rights to trademarks used in this presentation that are important to its business, many of which are registered under applicable intellectual property laws . This presentation also contains trademarks, trade names and service marks of other companies, which are the property of their respective owners . Solely for convenience, trademarks, trade names and service marks referred to in this presentation may appear without the ®, or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent permitted under applicable law, its rights or the right of the applicable licensor to these trademarks, trade names and service marks . The Company does not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, any other parties .

3 Transforming an abundant and renewable waste product, palm kernel shells, into the highest quality artificial graphite and graphene materials critical to EV batteries, semiconductors, medical technology, etc. The World’s First Agricultural Waste Graphite/Graphene Producer A secure source of supply to U.S. technology customers from reliable production sites in trade friendly Malaysia Frost & Sullivan 2023 Awards for Technology Innovation Leadership, Entrepreneurship and Market Leadership in the Graphite and Graphene Industry Graphjet’s award winning proprietary manufacturing technology provides: Up to 83% reduction in carbon footprint Up to 80% reduction in cost Starting industrial scale production at end of June 2024, with a growing pipeline and contracted potential customers.

4 Aw Jeen Rong Executive Director Mr. Aw was appointed by a public listed company as a consultant to assist on expanding the group business to wide range of industries. He has years of experience in business development and cutting - edge businesses. Team Overview Aiden Lee Ping Wei Chief Executive Officer Mr. Wei has over 10 years of experience in the engineering, construction, property development, telecommunications, energy and utilities industries. He has completed and managed multi - billion high value listings in China, Hong Kong and Malaysia. Our team is dedicated to clean and sustainable manufacturing of graphene and graphite materials using renewable waste products. Liu Yu Head Of Research Mr. Yu has vast knowledge in biodiesel, base oil, and heavy oil, and holds a number of patents and utility innovations from China and Malaysia. Extensive experience in the field of mining and investment fund management.

5 Investment Highlights Graphjet’s strong ESG proposition correlates with higher equity returns, from both a tilt and momentum perspective. There is a growing global market for graphite and graphene necessary for critical applications in EVs and technology. The global market for graphite was $17.5B in 2022, reaching a projected market size of $25B in 2027, with a CAGR of 7.3% The current high demand for graphite and graphene, with Graphjet’s reduced costs, drive a competitive sales model. Graphjet’s agriculture waste feedstock reduces the carbon footprint by up to 83% and provides a sustainable business model. Vertical integration of Graphjet’s material reduces costs by up to approximately 80%.

Graphite & Graphene Overview

Overview:

- **Graphite** is used in steel manufacturing and electronic devices.
    - Graphite, a strong **heat and energy conductor**, is used in electrical devices such as electrodes, batteries, and solar panels.
    - Graphite ranks above lithium as the key ingredient in the **lithium-ion battery.**
- **Graphene** is a high-profile revolutionary new material known for high conductivity, high strength and ultra-light weight also known as the "**black gold**" and the "**king of new materials**".
    - A two-dimensional carbon nanomaterial with a hexagonal honeycomb lattice composed of carbon atoms and SP2 hybrid orbitals.
    - Used in automobile composition and coating, **biomedical equipment**, electronics and home appliances, energy storage, **electric vehicle batteries**, strength enhancement, sensors, **semiconductors**, etc.

Applications:

Graphene is integral in the manufacturing of the high-technology products of the future.



Lithium Battery
High Frequency Transistor
DNA Sequencing
Aerospace
Carbon Based Computer Device
Molecular Detection & Imagery
Electric Circuitry
Thin-Film Transistor
Medical
Heat Dissipation

Image Source: NanoGrafi

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7 The King of New Materials in the 21st Century Graphene Properties High Thermal Conductivity 10 times better than metals such as copper and aluminium High Specific Surface Area Per gram is 1130m² higher than that of activated carbon, reaching 2630m2/g High Transparency Level Light transmittance up to 97.7% High Strength (Hardness) Exceeds that of diamond, and the fracture strength is 100 times that of steel High Electric Conductivity 100 times better than silicon crystal or Nano - carbon

8 Graphjet Proprietary Production & Manufacturing Graphjet’s state - of - the - art manufacturing plant: Graphjet cares about the environment, as our processes use green technology for production eliminating emissions and pollutions 10,000 Tons Palm Based Graphite 60 Tons Palm Based Graphene and 30,000 Tons Dried palm kernel shells (after removal of waste moisture) The potential amount of palm graphite and graphene in Malaysia: At current levels of palm oil production, Malaysia will annually generate enough palm kernel shells to supply about 5 million to ns of dried palm kernel shells . The supply of palm kernel shell guarantees a sustainable green and recyclable source for the production of graphite and graphene. Graphjet expects to open its state - of - the - art manufacturing plant in the Kuantan district of Pahang State. Industrial scale manufacturing at existing facility expected to commence by end of June 2024, representing the first and only production of Biomass waste palm kernel shell based Green Graphite

9 Palm Kernel Based Graphene Production Flow Chart: • Graphjet produces its own graphite, used as raw material to make graphene • Patented Technology enables Graphjet to produce graphene cost - effectively and market it at about 80% less than current market price • Graphjet produces higher purity graphene than traditional sources • Graphjet can remove the market volatility due to production inputs • Graphene will be broadly available at lower cost, enabling worldwide technology advancement Graphjet Palm Kernel Shell Graphene Palm Kernel Shells Drying and crushing Blending of medium and additive Catalyst fermentation Thermal cracking Material shaping Palm kernel - based man - made graphite High temperature graphitization Palm kernel - based composite man - made graphite Graphene preparation Palm kernel - based graphene

A Globally Responsible and Lower Cost Feedstock

Malaysia is the second largest palm kernel shell waste producer, generating **~5.0 million tons of palm kernel shells annually.** Graphjet easily sources raw materials and is able to produce at significantly **lower cost and at higher quality** compared to existing market suppliers.

Graphene	 Mineral	(Commodity) Artificial Coal / Petroleum Based	 Palm Kernel Shell Graphene
Single Layer Ratio	95-99%	N/A	**99%**
Purity	95%-99%	N/A	**99.++%**
Diameter Consistency	Low	N/A	**High**
Direct Material Cost (USD/ton)	6,000 to 10,000	N/A	**3,498 (made by Graphjet)**
Price (USD/gram)	$167 to $450	N/A	**$15**

Graphite	 Mineral	 (Commodity) Artificial Coal / Petroleum Based	 Palm Kernel Shell Granite
Resource Type	Natural Resources (limited resources)	Artificially made (limited resources)	**Unlimited**
Price (USD/ton)	$8,000 to $11,000, High	$20,000, High, Volatile Market	**$4,545** Cost Effective
Mass Production	**Yes**	**Yes**, but limited to coal mining / crude oil refinery and volatile prices	**Yes,** Annual Palm Kernel Shell production in Malaysia 5m tons

*Note: Exclusion of the coal/petroleum based artificial graphite source in this comparison table because it is not used in the industry to produce graphene.
Source: Market data and company estimates

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11 9.2 16.8 17 2.95 0 2 4 6 8 10 12 14 16 18 Natural Graphite Canada Natural Graphite China Synthetic Graphite China Palm Based Graphite Malaysia Kg CO 2 Eq. Reduced Carbon Footprint Source: Norton Graphite Minviro Life Cycle Assessment February 2022 Producing 1 kg of graphite generates the following carbon emissions (kg CO 2 Eq. ): Graphjet’s proprietary palm kernel shell graphite production reduced carbon emissions by up to 83% over competitors around the world.

12 Source: Fact.MR Global Market Value of Graphite The global graphite market is anticipated to grow from US$22B up to US$50B at an 8.5% CAGR from 2021 to 2031. Graphite is a vital cathode material used in EV batteries required to support the growth of EV manufacturing. The market is slated to expand 2.3x over the next 10 years, thereby offering opportunities to market participants Augmenting demand from the developing lithium - ion battery industry is rising steel production in Asia and the Middle East. North American Market Size in 2021: US$4.7B Europe Market Size in 2021: US$3.6B Latin America Market Size in 2021: US$1.2B East Asia Market Size in 2021: US$7.1B South Asia & Oceania Market Size in 2021: US$3.8B Middle East & Africa Market Size in 2021: US$1.5B

13 Source: IEA Global EV Outlook 2021; Deloitte Insights Electric Vehicles: Setting a course for 2030 Massive Global EV Market Market EV Market Growth Graphene Dependency Automakers sold 6.6 million plug - in electric cars in 2021, more than double the 3.0 million sold in 2020. Graphene is core component in Energy storage system, which is expected to grow steadily with rise in clean infrastructure Graphene research and development (R&D) are making significant strides in the battery and semiconductor industries, offering a wide range of potential applications. The global EV market is forecasted to grow at an estimated 29% CAGR 2020 to 2030

14 $1.8 $2.6 $3.7 $5.2 $7.4 $10.6 $15.1 $21.4 $30.5 $43.5 $62.0 0 10 20 30 40 50 60 70 2023 2024F 2025F 2026F 2027F 2028F 2029F 2030F 2031F 2032F 2033F US$B Source: Market.US Growing product demand in application industries including electronics, biomedical technologies, energy storage, composites & co atings, and water & wastewater treatment is likely to fuel the market growth. Graphene exhibits an ability to improve the charge rate and en ergy capacity of modern - day rechargeable batteries. In addition, graphene is highly beneficial in improving the lifespan of lithium - ion batter ies and helps reduce the overall weight of the battery assembly. Thus, the growing use of graphene in the EV industry is expected to propel ma rket growth. Global Market Value of Graphene Global Graphene Market Size and Forecast, 2023 – 2033F (US$B):

Global Graphene Sourcing Comparison

GRAPHJET TECHNOLOGY

	Graphjet Technology	Talga Resources Ltd.	Versarien PLC	Saint Jean Carbon INC	Fangda Carbon Material Co., Ltd	Baotailong New Materials Co Ltd
Headquarters	**Malaysia**	Australia	UK	Canada	China	China
Year of Establishment	**2019**	2009	2010	1997	1965	2003
Raw Materials	**Biomass**	Natural Graphite	Hydrocarbon Gases	Natural Graphite	Natural Graphite	Natural Graphite
Production Capacity	**60 tons/year (Graphene) 10,000 tons/year (Graphite)**	8,500 tons/year (Graphene)	100 tons/year (Graphene)	5,000 tons/year (Graphene)	15,400 tons/year (Graphene)	150 tons/year (Graphene)
Cost	**Low**	Medium-High	High	Medium-High	Medium-High	Medium-High
Volume Production Feasibility	●	●	◑	●	●	◕
Commercialization Prospect	****	***	**	***	***	***
Price	**Medium**	High	High	High	Low	Low
Quality	**High**	High	High	High	Low	Low
CO2 Emissions	**Low**	Medium	Medium	Medium	High	High
Sustainability	****	**	***	**	**	**

Source: Frost & Sullivan

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16 Signed Offer Letter with Government for Manufacturing Facility The new 20 - acre plant, downstream and upstream processes, is expected to be completed within 18 months from the closing of the Business Combination Agreement. Expected to generate up to 700 jobs over the next four years. The RM400M facility is expected to generate RM3.6B in Graphjet revenue. Land and local permission secured; targeting start of production by end of Q4 2025.* Our Partners and Corporate Members: *Subject to capital funds raised

Reducing Reliance on China

GRAPHJET TECHNOLOGY

China is the largest producer of graphite and graphene, primarily using high pollution approaches

The **European Union** and the **United States** have identified a strong reliance on China for critical raw materials as a key security threat.

- Identified graphite and graphene are critical to battery production.
- Anticipating massive increases in demand in conjunction with green energy and carbon reduction policies.

China restricts exports of graphite as it escalates a global tech war

- On December 1, 2023 China began requiring government approval for exports of graphite, a move widely perceived as a response to U.S. led restrictions aimed at China's technology industry.

Top Global Manufactures (% of Global Production)



67%
10%
7%
6%
10%
57%
9%
34%
China is a dominant supplier to the global market, with over 800 thousand tonnes of global mined production and with 74% of the total supply chain for graphite anodes
China
Madagascar
Brazil
Mozambique
Rest of World
China
Brazil
Rest of World
Mined Graphite
Graphene

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18 Government Initiative : EU & USA The US Inflation Reduction Act incentivizes green energy and electric vehicles with sizeable tax credits, but only if the raw materials are sourced from or processed in a US trade friendly country. With the Green Deal Industrial Plan , the Commission will promote the creation of a more supportive environment for deploying the clean tech manufacturing capacity required to meet Europe’s ambitious green targets – including to make Europe the first climate neutral continent by 2050. • Quick deployment of manufacturing capacity • Critical Raw Materials Supply • Net - Zero Industry Act • Promote regulatory sandboxes • Electricity Market Design reform • National and EU funding • InvestEU , REPowerEU , Innovation Fund, State aid Temporary Crisis and Transition Framework, a European Sovereignty Fund • Green and digital skills • European Skills Agenda, Partnership for Skills • Diversified access to critical inputs • Free Trade Agreements, Critical Raw Materials Club, Clean Tech/Net - zero Industrial Partnerships

19 Awards and Programs World Economic Forum: Consortium of Global Leading Companies Focused on Innovation and Sustainability: • Dynamic, high - growth companies championing new business models, emerging technologies, and sustainable growth strategies. • Emphasizing energy transition and carbon emission reduction technologies. • Connects emerging technologies to largest global corporations. International Innovation Awards: Recognized among global companies as Outstanding Innovation Leader: • Recognized for innovation in using palm kernel shell waste product to create graphite and graphene. • 1 of 39 global companies were recognized. • 200 applications across 19 countries were judged across three categories: Product, Service & Solution, and Organization & Culture. Graphjet is the first Malaysian company to join the MIT ILP program: • The program was founded in 1948 . • The ILP directly connects global leading member companies with MIT resources to address global challenges and anticipate future needs . • 240 MIT ILP member companies include:

20 Investment Highlights Uniquely Positioned to be a leading producer of graphene and graphite materials with state - of - the - art technology for the manufacturing of graphene and graphite. Breakthrough Technology transforms an abundant and renewable waste product, palm kernel shells, into highly valued artificial graphene and graphite Integral to Future High Technology Products used in a wide variety of applications in Biomedical, Automotive, Sensor & Semiconductor, Digital Product and Energy Storage / Battery industries Patented Technology & Raw Material Sourcing enables production at significantly lower cost and at higher quality compared to existing market suppliers. Experienced Management Team proven track record dedicated to clean and sustainable manufacturing of graphene and graphite materials using renewable waste products.

Thank you!